                       THIRD AMENDMENT TO CREDIT AGREEMENT

      THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "AMENDMENT") is entered into as of March 17, 2000, by and among ALLIED CAPITAL CORPORATION, a corporation organized under the laws of the State of Maryland ("BORROWER"), MERCANTILE-SAFE DEPOSIT & TRUST COMPANY ("MERCANTILE"), DEUTSCHE BANK AG, NEW YORK BRANCH ("DEUTSCHE BANK," and Mercantile being individually referred to as a "RELEVANT LENDER" and collectively as the "RELEVANT LENDERS"), and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders under the Credit Agreement (hereinafter defined).

                                 R E C I T A L S

      A. Borrower, Administrative Agent, and certain other Agents and Lenders are parties to that certain Credit Agreement dated as of March 9, 1999 (with the Effective Date being March 10, 1999), as amended by that certain First Amendment to the Credit Agreement dated as of May 7, 1999, and as amended by that certain Second Amendment to the Credit Agreement dated as of January 18, 2000 (the "CREDIT AGREEMENT"). Unless otherwise indicated herein, all terms used with their initial letter capitalized are used herein with their meaning as defined in the Credit Agreement; all Section references are to Sections in the Credit Agreement; and all Paragraph references are to Paragraphs in this Amendment.

      B. Pursuant to SECTION 2.12, Borrower has requested an increase in the aggregate Commitments under the Agreement, by requesting: (i) Mercantile to become a Lender with a Commitment of $20,000,000, and (ii) Deutsche Bank to become a Lender with a Commitment of $20,000,000 (the new Commitments referenced in ITEMS (i) and (ii) above herein referred to as the "SUPPLEMENTAL COMMITMENTS").

      C. Subject to and upon the following terms and conditions, Mercantile and Deutsche Bank have agreed to the Supplemental Commitments, and Administrative Agent has agreed to the addition of Mercantile and Deutsche Bank as new Lenders.

      D. Accordingly, in accordance with the requirements of SECTIONS 2.12 and 12.5 and subject to and upon the following terms and conditions, Borrower, Administrative Agent, Mercantile, and Deutsche Bank are entering into this Amendment (i) to add Mercantile as a "Lender" with a Commitment of $20,000,000 as a new Lender, pursuant to SECTION 2.12 of the Credit Agreement, (ii) to add Deutsche Bank as a "Lender" with a Commitment of $20,000,000 as a new Lender, pursuant to SECTION 2.12 of the Credit Agreement, and (iii) to amend SCHEDULE 2 to the Credit Agreement to reflect the Supplemental Commitments.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Relevant Lenders, and Administrative Agent agree, as follows:

PARAGRAPH 1.  AMENDMENTS TO CREDIT AGREEMENT.

      1.1   SUPPLEMENTAL COMMITMENTS AND CONSENT TO NEW LENDERS.

            (a) Pursuant to SECTION 2.12, effective on and after the Amendment Effective Date (hereinafter defined), (i) Mercantile agrees to be a new Lender having the Commitment set forth opposite its name on ANNEX A hereto, and (ii) Deutsche Bank agrees to be a new Lender having the

      Commitment set forth opposite its name on ANNEX A hereto. Accordingly, each Lender's Commitment Percentage shall be recalculated to reflect the new proportionate share of the revised total Commitments as stated on ANNEX A hereto.

            (b) Furthermore, to the extent any Revolving Loans are outstanding on the Amendment Effective Date (excluding any Loans made on such date), then on such date, each Relevant Lender shall pay to Administrative Agent (for ratable distribution to the other Lenders) an amount equal to its pro rata share of the Revolving Loans then outstanding, which are deemed assumed and purchased from the other Lenders. All such payments shall reduce the outstanding principal balance of the Revolving Notes of each Lender receiving such payments and shall represent Revolving Loans to Borrower by the appropriate Relevant Lender. The Relevant Lenders shall be entitled to share ratably in interest accruing in accordance with the Loan Documents.

            (c) To the extent a payment contemplated in PARAGRAPH 1.1(b), if any, occurs on a date other than the last day of any Interest Period for any outstanding Eurodollar Loans, Borrower agrees to pay to each Lender (upon the request of each such Lender) the amounts required by SECTION 4.5(a) in connection therewith.

            (d) On the Amendment Effective Date, each Relevant Lender shall be entitled to the rights and benefits and subject to the duties of a Lender under the Loan Documents.

            (e) By execution hereof, Administrative Agent and Borrower consent to the addition of Mercantile and Deutsche Bank each as a "LENDER" under the Loan Documents.

      1.2 DEFINITIONS AND TERMS. On and after the Amendment Effective Date (hereinafter defined), (i) each reference to "Lender" or "Lenders" in the Credit Agreement and the related Loan Documents shall include Mercantile and Deutsche Bank, and (ii) each reference to SCHEDULE 2 shall be to the THIRD REVISED
SCHEDULE 2 as set forth on ANNEX A, as the same may hereafter be amended or modified in accordance with the Loan Documents.

      1.3 CONFIRMATIONS AND AGREEMENTS OF RELEVANT LENDERS. Each Relevant Lender severally (a) confirms that it has received a copy of the Credit Agreement, together with copies of the consolidated and consolidating balance sheets of Borrower and its Consolidated Subsidiaries most recently delivered under the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment, including, without limitation, the transaction contemplated in this PARAGRAPH 1; (b) agrees that it will, independently and without reliance upon the Administrative Agent or any Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (c) appoints and authorizes Administrative Agent to take such action as "Administrative Agent" on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (e) shall deliver to Administrative Agent any U.S. Internal Revenue Service or other forms required under SECTION 4.6 of the Credit Agreement.

      1.4 NOTES. On the Amendment Effective Date (hereinafter defined), Borrower shall execute and deliver to each Relevant Lender a Revolving Note reflecting the respective Commitment of each such Lender, after giving effect to the Supplemental Commitments contemplated and effected in accordance with PARAGRAPH 1.

PARAGRAPH 2. AMENDMENT EFFECTIVE DATE. This Amendment shall be binding upon each Relevant Lender, Administrative Agent, Borrower, and each other Lender on the last day (the "AMENDMENT EFFECTIVE DATE") upon which (a) counterparts of this Amendment shall have been executed and delivered to Administrative Agent by Borrower, Administrative Agent, and each Relevant Lender, or when Administrative Agent shall have received, telecopied, telexed, or other evidence satisfactory to it that all such parties have executed and are delivering to Administrative Agent counterparts thereof; (b) the Notes are executed by Borrower and delivered in accordance with PARAGRAPH 1.4 hereof; (c) to the extent required by PARAGRAPH 1.1(b), all assumptions and related payments have been made by the Relevant Lenders to Administrative Agent; (d) Borrower shall have paid to Administrative Agent (for distribution to Relevant Lenders) the respective upfront fees payable to each Relevant Lender as indicated on ANNEX A; and (e) Borrower shall have delivered to Administrative Agent copies (certified by the Secretary or Assistant Secretary of Borrower) of all corporate action taken by Borrower to authorize the execution, delivery, and performance of this Amendment, and any related Debt incurrence.

PARAGRAPH 3. REPRESENTATIONS AND WARRANTIES. As a material inducement to each Relevant Lender and Administrative Agent to execute and deliver this Amendment, Borrower hereby represents and warrants to each Relevant Lender, the other Lenders, and Administrative Agent (with the knowledge and intent that such parties are relying upon the same in entering into this Amendment) the following: (a) the representations and warranties in the Credit Agreement and in all other Loan Documents are true and correct on the date hereof in all material respects, as though made on the date hereof, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate as of such earlier date); (b) no Default or Event of Default exists under the Loan Documents or will exist after giving effect to the transactions contemplated by this Amendment; and (c) this Amendment has been duly authorized and approved by all necessary corporate action and requires the consent of no other Person, and upon execution and delivery, this Amendment shall be binding and enforceable against Borrower in accordance with its terms.

PARAGRAPH 4.  MISCELLANEOUS.

      4.1 EFFECT ON LOAN DOCUMENTS. The Credit Agreement and all related Loan Documents shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Amendment Effective Date, all references to the "Credit Agreement" or the "Agreement" shall be to the Credit Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any rights of the Lenders under the Credit Agreement or any Loan Documents, nor constitute a waiver under the Credit Agreement or any other provision of the Loan Documents.

      4.2 REFERENCE TO MISCELLANEOUS PROVISIONS. This Amendment and the other documents delivered pursuant to this Amendment are part of the Loan Documents referred to in the Credit Agreement, and the provisions relating to Loan Documents set forth in SECTION 12 are incorporated herein by reference the same as if set forth herein verbatim.

      4.3 COSTS AND EXPENSES. Borrower agrees to pay promptly the reasonable fees and expenses of counsel to Administrative Agent for services rendered in connection with the preparation, negotiation, reproduction, execution, and delivery of this Amendment.

      4.4 COUNTERPARTS. This Amendment may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes, and all of which constitute, collectively, one agreement; but, in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that all parties execute the same counterpart so long as identical counterparts are executed by Borrower, each Relevant Lender, and Administrative Agent.

      4.5 ENTIRETY. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

      4.6 PARTIES. This Amendment binds and inures to Borrower, Administrative Agent, Relevant Lenders, the other Lenders, and their respective successors and assigns.

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment in multiple counterparts as of the respective dates indicated on each signature page hereof, but effective as of the Amendment Effective Date.

                   REMAINDER OF THIS PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGE TO FOLLOW.

      Signature Page to that certain Third Amendment to Credit Agreement dated as of March 17, 2000, amending that certain Credit Agreement dated as of March 9, 1999 (with the Effective Date being March 10, 1999), as amended by that certain First Amendment to Credit Agreement dated as of May 7, 1999, and as amended by that certain Second Amendment to Credit Agreement dated as of January 18, 2000, among Allied Capital Corporation, as Borrower, Bank of America, N.A., as Administrative Agent, and certain other Agents and Lenders named therein.

                                       ALLIED CAPITAL CORPORATION, as Borrower

                                       By
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

      Signature Page to that certain Third Amendment to Credit Agreement dated as of March 17, 2000, amending that certain Credit Agreement dated as of March 9, 1999 (with the Effective Date being March 10, 1999), as amended by that certain First Amendment to Credit Agreement dated as of May 7, 1999, and as amended by that certain Second Amendment to Credit Agreement dated as of January 18, 2000, among Allied Capital Corporation, as Borrower, Bank of America, N.A., as Administrative Agent, and certain other Agents and Lenders named therein.

                                       BANK OF AMERICA, N.A.,
                                       as Administrative Agent and a Lender

                                       By
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

      Signature Page to that certain Third Amendment to Credit Agreement dated as of March 17, 2000, amending that certain Credit Agreement dated as of March 9, 1999 (with the Effective Date being March 10, 1999), as amended by that certain First Amendment to Credit Agreement dated as of May 7, 1999, and as amended by that certain Second Amendment to Credit Agreement dated as of January 18, 2000, among Allied Capital Corporation, as Borrower, Bank of America, N.A., as Administrative Agent, and certain other Agents and Lenders named therein.

                                       MERCANTILE-SAFE DEPOSIT & TRUST
                                       COMPANY, as a Relevant Lender

                                         By
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

      Signature Page to that certain Third Amendment to Credit Agreement dated as of March 17, 2000, amending that certain Credit Agreement dated as of March 9, 1999 (with the Effective Date being March 10, 1999), as amended by that certain First Amendment to Credit Agreement dated as of May 7, 1999, and as amended by that certain Second Amendment to Credit Agreement dated as of January 18, 2000, among Allied Capital Corporation, as Borrower, Bank of America, N.A., as Administrative Agent, and certain other Agents and Lenders named therein.

                                       DEUTSCHE BANK AG, NEW YORK BRANCH, as
                                       a Relevant Lender

                                       By
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                       By
                                             -----------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                    ANNEX A

                            THIRD REVISED SCHEDULE 2


===================================================================================================
                                                        REVOLVING
                                                         FACILITY        COMMITMENT       UPFRONT
       NAME AND ADDRESS OF LENDERS                      COMMITTED        PERCENTAGE         FEE
                                                           SUMS
===================================================================================================
Bank of America, N.A.                                 $52,500,000.00     13.125000%     $131,250.00
Financial Services
901 Main Street, 66th Floor
Dallas, Texas 75202-3748
Attn:   Shelly K. Harper
Tel:    214-209-0567
Fax:    214-209-0604
Email:  shelly.k.harper@bankofamerica.com
---------------------------------------------------------------------------------------------------

FleetBoston, N.A.                                     $50,000,000.00     12.500000%     $125,000.00
100 Federal Street
Mail Stop 01-10-08
Boston, MA 02110
Attn:   Robert Storer
Tel:    617-434-3737
Fax:    617-434-1537
Email:  robert_t_storer@fleet.com
---------------------------------------------------------------------------------------------------

First Union National Bank                             $50,000,000.00     12.500000%     $125,000.00
One First Union Center, NC0610
301 South College Street
Charlotte, NC 28288
Attn:   Raj Shah
Tel:    704-374-6230
Fax:    704-383-7611
Email:  raj.shah@capmark.funb.com
---------------------------------------------------------------------------------------------------

Riggs Bank N.A.                                       $50,000,000.00     12.500000%     $125,000.00
808 17th Street NW
10th Floor
Washington, DC 20006
Attn:   David Olson
Tel:    202-835-5105
Fax:    202-835-5977
Email:  david_olson@riggsbank.com
---------------------------------------------------------------------------------------------------

===================================================================================================
                                                        REVOLVING
                                                         FACILITY        COMMITMENT      UPFRONT
     NAME AND ADDRESS OF LENDERS                        COMMITTED        PERCENTAGE        FEE
                                                           SUMS
===================================================================================================
Chevy Chase Bank, F.S.B.                              $30,000,000.00     7.500000%      $60,000.00
8401 Connecticut Avenue
9th Floor
Chevy Chase, MD 20815
Attn:   Rich Amador
Tel:    301-986-7139
Fax:    301-986-7038
Email:  ramador@chevychasebank.com
---------------------------------------------------------------------------------------------------

Credit Lyonnais New York Branch                       $30,000,000.00     7.500000%      $60,000.00
1301 Avenue of the Americas
12th Floor
New  York, NY 10019
Attn:   W. Jay Buckley
Tel:    212-261-7340
Fax:    212-261-3401
Email:  buckley@clamericas.com
---------------------------------------------------------------------------------------------------

Branch Banking & Trust Co.                            $30,000,000.00     7.500000%      $60,000.00
110 S. Stratford Road
Suite 301
Winston-Salem, NC 27104
Attn:   Cory Boyte
Tel:    336-733-3259
Fax:    336-733-3254
Email:  cboyte@bbtnet.com
---------------------------------------------------------------------------------------------------

Deutsche Bank AG, New York Branch                     $20,000,000.00     5.000000%      $14,713.00
31 W. 52nd Street
New York, NY 10019
Attn:   Elizabeth Zieglmeier
Tel:    212-469-8124
Fax:    212-469-8346
Email:  elizabeth.zieglmeier@db.com
---------------------------------------------------------------------------------------------------

LaSalle National Bank                                 $20,000,000.00     5.000000%      $30,000.00
135 South LaSalle Street
Suite 362
Chicago, IL 60603
Attn:   David H. Sherer
Tel:    312-904-2722
Fax:    312-904-2982
Email:  david.sherer@abnamro.com
---------------------------------------------------------------------------------------------------

===================================================================================================
                                                        REVOLVING
                                                         FACILITY        COMMITMENT      UPFRONT
       NAME AND ADDRESS OF LENDERS                      COMMITTED        PERCENTAGE        FEE
                                                           SUMS
===================================================================================================
Mercantile-Safe Deposit & Trust Company               $20,000,000.00     5.000000%      $14,713.00
2 Hopkins Plaza
P.O. Box 1477
Baltimore, MD 21203
Attn:   James D. Witty
Tel:    410-237-5373
Fax:    410-237-5703
Email:  james.witty@mercantile.net
---------------------------------------------------------------------------------------------------

United Bank                                           $20,000,000.00     5.000000%      $30,000.00
2071 Chain Bridge Road
Vienna, VA 22182
Attn:   Keith Harding
Tel:    703-442-7154
Fax:    703-448-7126
Email:  kharding@unitedbank-va.com
---------------------------------------------------------------------------------------------------

U.S. Bank National Association                        $20,000,000.00     5.000000%      $17,137.00
One Illinois Center, Suite 3000
Mail Drop ILIC3000
111 East Wacker Drive
Chicago, IL 60601
Attn:   R. Michael Newton
Tel:    312-228-9405
Fax:    312-228-9402
Email:  michael.newton@usbank.com
---------------------------------------------------------------------------------------------------

Firstrust Bank                                        $ 7,500,000.00     1.875000%      $9,375.00
15 E. Ridge Pike
Conshohocken, PA 19428
Attn:   John P. Hollingsworth
Tel:    610-238-5030
Fax:    610-238-5066
Email:  jholling@firstrust.com
===================================================================================================
                   Totals                             $400,000,000.00    100.000000%    $802,188.00
===================================================================================================


                                       3